GOLDMAN SACHS

VARIABLE INSURANCE TRUST

Service Shares of

Goldman Sachs Structured Small Cap Equity Fund

Supplement dated August 31, 2007 to the

Prospectus dated April 30, 2007

Effective today, the Goldman Sachs Structured Small Cap Equity Fund will commence operations.

VITSVCSTK 8-07